UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 22, 2014
SUN BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-20957	52-1382541
(State or other jurisdiction	(SEC Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No)

350 Fellowship Road, Suite 101, Mount Laurel, New Jersey		08054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(856) 691 - 7700

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
o Written communications pursuant to Rule 425 under the Securities Act
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SUN BANCORP, INC.
INFORMATION TO BE INCLUDED IN REPORT
Section 2- Financial Information
Item 2.02 Results of Operations and Financial Condition
On October 22, 2014, the Registrant issued a press release to report third quarter 2014 earnings per share. A copy of the press release is furnished with this Form 8-K as an exhibit and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:
99 Press Release dated October 22, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUN BANCORP, INC.

Date: October 22, 2014	/s/ Thomas R. Brugger
Thomas R. Brugger
Executive Vice President and Chief Financial Officer